                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                       FORM 8-K

                                    CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 8, 1998

                              FLORIDA GAMING CORPORATION
                  (Exact name of registrant as specified in charter)


Delaware                           0-9099                   59-1670533
(State or other          (Commission File Number)   (IRS Employer Identification
jurisdiction or                                      No.)
incorporation)

3500 NW 37th Avenue
Miami, Florida                                                             33142
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: (305) 633-6400

                                    Not Applicable
                            (Former name or former address
                            if changed since last report.)

                       INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.   Acquisition or Disposition of Assets.

     (a) In accordance with an agreement dated January 1998 with Monroe's Prestige Group, Inc. ("MPG"), a real estate development company unaffiliated with the Registrant and based in Tampa, Florida, effective September 8, 1998, the Registrant disposed of the land and improvements where the Registrant's Tampa, Florida gaming operations were located for $8.3 million in cash. The terms of the sale were determined through arm's-length negotiations with MPG. The sale did not include the Registrant's Tampa gaming permit which could be available for the Registrant for possible use at a different Hillsborough County, Florida facility.

     (b)  Not applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Not applicable.

     (b)  Pro Forma Financial Information.

       The following pro forma financial information required by this Item 7(b) is attached hereto as Exhibit 99.1 and incorporated herein by reference:

       Florida Gaming Corporation Pro Forma Consolidated Balance Sheet as of June 30, 1998 (unaudited).

       Florida Gaming Corporation Pro Forma Consolidated Statements of Operations for the year ended December 31, 1997 (unaudited).

      Florida Gaming Corporation Pro Forma Consolidated Statements of Operations for the six months ended June 30, 1998 (unaudited).

      Florida Gaming Corporation Notes to Pro Forma Consolidated Financial Statements (unaudited).

     (c)  Exhibits.

     Exhibit 2.1 -- Agreement for Sale and Purchase of Property between Florida Gaming Centers, Inc., City National Bank of Florida, Trustee, and Monroe's Prestige Group, Inc., and Staack and Klemm, P.A., Escrow Agent. Incorporated by reference to Exhibit 2.4 of the Form 8-K/A dated November 26, 1997. Omitted from this Exhibit 2.4, as filed, is the Exhibit A referenced in the Agreement containing a description of the property and the Policy of Title Insurance issued by Ticor Title Insurance. The Registrant will furnish supplementally a copy of such exhibit to the Commission upon request.

     Exhibit 2.2 --Amendment to Monroe Prestige Group Purchase Agreement dated April 20, 1998. Incorporated by reference to Exhibit 2 of the Form 10-QSB for the quarter ended March 31, 1998.

     Exhibit 99.1 --Pro forma financial information of the Registrant listed at
     Item 7(b) of this Report.

                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   FLORIDA GAMING CORPORATION

                                   By:   /s/ W. Bennett Collett
                                   -----------------------------
                                   W. Bennett Collett
                                   Chairman and Chief Executive Officer

                                   Date: September 23, 1998


                                     -3-